Filed under Rule 497(k) Registration No. 333-08653

SEASONS SERIES TRUST

Multi-Managed Income/Equity Portfolio

Supplement to the Summary Prospectus dated July 29, 2014

Effective December 15, 2014, for the following portfolio:

Multi-Managed Income/Equity Portfolio in the section titled “PORTFOLIO SUMMARY” under the heading “Investment Adviser,” the portfolio manager disclosure for Janus Capital Management, LLC, is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Carmel Wellso	2013	Director Research, Vice President and Portfolio Manager
Jean Barnard, CFA	2013	Equity Research Analyst
John Jordan	2013	Equity Research Analyst
Kristopher Kelley, CFA	2014	Equity Research Analyst
Ethan Lovell	2013	Equity Research Analyst
Kenneth Spruell, CFA	2013	Equity Research Analyst
Garth Yettick, CFA	2014	Equity Research Analyst

Please retain this supplement for future reference.

Date:             December 15, 2014